March 1, 2011

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2011, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class B	Class C	Advisor Class
FINEX	Pending	FCFSX	FTFAX

Franklin Templeton International Trust	SUMMARY PROSPECTUS
Templeton Foreign Smaller Companies Fund

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 24 in the Fund's Prospectus and under “Buying and Selling Shares” on page 35 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class C	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None

1. New or additional investments into Class B/B1 are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Advisor Class
Management fees	0.95%	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%	0.99%	1.00%	None
Other expenses	0.39%	0.39%	0.39%	0.39%
Total annual Fund operating expenses	1.59%	2.33%	2.34%	1.34%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 727	$ 1,048	$ 1,391	$ 2,356
Class B	$ 636	$ 1,027	$ 1,445	$ 2,481
Class C	$ 337	$ 730	$ 1,250	$ 2,676
Advisor Class	$ 136	$ 425	$ 734	$ 1,613
If you do not sell your shares:
Class B	$ 236	$ 727	$ 1,245	$ 2,481
Class C	$ 237	$ 730	$ 1,250	$ 2,676

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. The Fund may also invest a portion of its assets in the equity securities, primarily common stocks, of larger foreign companies. The Fund may also invest more than 25% of its assets in the securities of issuers located in any one country.

The investment manager employs a strategy of investing in securities of companies with a market capitalization of not more than $2 billion at the time of initial purchase. For purposes of monitoring the Fund’s compliance with the requirement that it invest mainly in the equity securities of smaller companies, smaller companies are defined as those with market capitalizations that do not exceed $4 billion.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Generally, stocks have historically outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Smaller Companies   Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Emerging Market Countries   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	41.51%
Worst Quarter:	Q4'08	-31.09%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2010
	1 Year	5 Years	10 Years
Templeton Foreign Smaller Companies Fund - Class A
Return Before Taxes	17.69%	5.17%	8.51%
Return After Taxes on Distributions	61.24%	1.02%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares	40.02%	2.39%	4.95%
Templeton Foreign Smaller Companies Fund - Class B	19.96%	5.37%	8.47%
Templeton Foreign Smaller Companies Fund - Class C	22.85%	5.63%	8.32%
Templeton Foreign Smaller Companies Fund - Advisor Class	25.16%	6.69%	9.43%
MSCI All Country World Index ex-U.S. Small Cap Index (index reflects no deduction for fees, expenses or taxes)[1]	25.58%	7.70%	11.52%
MSCI EAFE Index (index reflects no deduction for fees, expenses or taxes)[1]	8.21%	2.94%	3.94%

1. The MSCI All Country World Index ex-U.S. Small Cap Index is replacing the MSCI EAFE Index as the Fund's primary benchmark because it better represents the Fund's portfolio composition.

MSCI All Country (AC) World Index ex-U.S. Small Cap is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small cap equity securities of global developed and emerging markets, excluding the United States. (Source © 2011 Morningstar.)

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Templeton Investments Corp. (FTIC)

Sub-Advisor

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

MARTIN COBB   Executive Vice President/Portfolio Manager - Research Analyst of FTIC and portfolio manager of the Fund since February 2011.

HARLAN HODES   Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 2007.

CINDY L. SWEETING, CFA   Executive Vice President/Director of Research of Investment Counsel and portfolio manager of the Fund since February 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Templeton Foreign Smaller Companies Fund

Investment Company Act file #811-06336
© 2011 Franklin Templeton Investments. All rights reserved.
191 PSUM 03/11	00070367